EXHIBIT 10.2

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "Amendment") made this 30th day of June, 2004, by and among ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation ("Parent"), ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS CORP., a Maryland corporation ("QRS"), ARE ACQUISITIONS, LLC, a Delaware limited liability company ("ARE"), the other Borrowers whose names are set forth on the signature pages of this Amendment (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis), each lender whose name is set forth on the signature pages of this Amendment as "Banks" (collectively, the "Banks" and individually, a "Bank") and FLEET NATIONAL BANK, as Administrative Agent for the Banks (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, Borrowers, Administrative Agent and the Banks are parties to that certain Term Loan Agreement dated as of November 3, 2003 (the "Loan Agreement"); and

WHEREAS, the parties hereto desire to modify and amend certain terms and provisions of the Loan Agreement; and

WHEREAS, as a condition to such modifications the parties hereto hereby agree to execute this Amendment; and

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

    Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
      Modification of the Loan Agreement. Borrowers, the Banks and Administrative Agent do hereby modify and amend the Loan Agreement by deleting in its entirety the definition of the term "Capitalization Rate" appearing in § 1.1 of the Loan Agreement, and inserting in lieu thereof the following:

    'Capitalization Rate' means nine and one quarter percent (9.25%). Any change to the Capitalization Rate shall be subject to the prior written approval of the Requisite Banks."

    References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement, as modified and amended herein.
    Representations. Borrowers represent and warrant to Administrative Agent and the Banks as follows:
      Each of the Borrowers has all requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder.
      The execution, delivery and performance by each of Borrowers of this Amendment have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not and will not:
        Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrowers;
        Violate or conflict with any provision of Borrowers' charter, articles of incorporation, bylaws or other organizational agreements, as applicable;
        Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrowers;
        Violate any Requirement of Law applicable to Borrowers; or
        Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Borrowers are a party or by which Borrowers or any of their Property is bound or affected.
      Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by any of Borrowers of this Amendment.
      This Amendment will, when executed and delivered by Borrowers, constitute the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.
    No Default. By execution hereof, each of the Borrowers certifies that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
    Waiver of Claims. Each of the Borrowers acknowledges, represents and agrees that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Administrative Agent or any Bank, or any past or present officers, Administrative Agents or employees of Administrative Agent or any Bank, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Loan Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, waiver, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers under the Loan Documents.
    Amendment as Loan Document. This Amendment shall constitute a Loan Document.
    Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon (i)  the execution and delivery of this Amendment by Borrowers, Administrative Agent and the Requisite Banks and (ii) the Administrative Agent confirming the satisfaction of all requirements for effectiveness of that certain First Amendment to Fourth Amended and Restated Revolving Loan Agreement dated as of even date herewith among Borrowers, Fleet individually and as Administrative Agent and the other lenders which are signatories thereto, other than the effectiveness of this Amendment.
    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
    Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of California. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWERS:

ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership

By: ARE-QRS Corp., a Maryland corporation,
general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-QRS CORP., a Maryland corporation

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE ACQUISITIONS, LLC

By: ARE-QRS Corp., a Maryland corporation,
managing member

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-215 COLLEGE ROAD, LLC
ARE-819/863 MITTEN ROAD, LLC
ARE-150/154 TECHNOLOGY PARKWAY, LLC
ARE-19 FIRSTFIELD ROAD, LLC
ARE-10150 OLD COLUMBIA, LLC
ARE-170 WILLIAMS DRIVE, LLC
ARE-3005 FIRST AVENUE, LLC
ARE-5 TRIANGLE DRIVE, LLC
ARE-50 WEST WATKINS MILL, LLC
ARE-279 PRINCETON ROAD, LLC
ARE-3770 TANSY STREET, LLC
ARE-10505 ROSELLE STREET, LLC
ARE-9363/9373/9393 TOWNE CENTRE, LLC
ARE-2425/2400/2450 GARCIA BAYSHORE, LLC
ARE-108 ALEXANDER ROAD, LLC
ARE-480 ARSENAL STREET, LLC
ARE-500 ARSENAL STREET, LLC
ARE-7030 KIT CREEK, LLC
ARE-6146 NANCY RIDGE, LLC
ARE-901/951 GATEWAY BOULEVARD LLC
ARE-770/784/790 MEMORIAL DRIVE, LLC
ARE-1201/1208 EASTLAKE AVENUE, LLC
ARE-1208 EASTLAKE AVENUE,
ARE-EASTLAKE AVENUE NO. 3, LLC
ARE-HARBOR BAY NO. 4, LLC
ARE-NANCY RIDGE NO. 3, LLC
ARE-PORTER DRIVE, LLC
ARE-2625/2627/2631 HANOVER, LLC
ARE-129/153/161 HILL STREET, LLC, Delaware limited liability companies

By: Alexandria Real Estate Equities, L.P., a Delaware
limited partnership, managing member

By: ARE-QRS Corp., a Maryland corporation,
general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-5 RESEARCH PLACE, LLC, a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

By: ARE-QRS Corp., a Maryland
corporation, general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-280 POND STREET, LLC
ARE-60 WESTVIEW, LLC
ARE-381 PLANTATION STREET, LLC, Delaware limited liability companies

By: AREE-Holdings, L.P., a Delaware limited
partnership, managing member

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-702 ELECTRONIC DRIVE, L.P., a Delaware limited partnership

By: AREE-Holdings, L.P., a Delaware limited
partnership, general partner

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By:/s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-10933 NORTH TORREY PINES, LLC
ARE-11099 NORTH TORREY PINES, LLC

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, their sole member

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ARE-Maryland No. 7 Corp., a Maryland Corporation

By: /s/ Peter J. Nelson
Peter J. Nelson, CFO

ADMINISTRATIVE AGENT AND
BANKS:

FLEET NATIONAL BANK, a Bank of America company individually and as Administrative Agent

By: /s/ Eric Nesset
Name: Eric Nesset
Title: Vice President

Address:

c/o Bank of America
555 California Street,12th Floor
San Francisco, CA 94104
Attn: Mr. Frank H. Stumpf

[Signatures Continue on Following Pages]

JPMORGAN CHASE BANK

By: /s/ Susan M. Tate
Name: Susan M. Tate
Title: Vice President

Address:

JPMorgan Chase Bank
707 Travis Street
6th Floor North
Houston, Texas 75201
Attn: Ms. Susan Tate

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SOCIETE GENERALE

By: /s/ Scott Gosslee
Name: Scott Gosslee
Title: Director

Address:

Societe Generale
2001 Ross Avenue
Suite 4900
Dallas, Texas 75201
Attn: Mr. Scott Gosslee

[Signatures Continue on Following Pages]

COMMERZBANK AG , NEW YORK AND GRAND CAYMAN BRANCHES

By: /s/ Douglas Traynor and Christian Berry
 Name: Douglas Traynor and Christian Berry
Title: Senior Vice President and Vice President

Address:

Commerzbank AG, New York and
Grand Cayman Branches
2 World Financial Center
New York, New York 10281
Attn: Mr. Ralph Marra

[Signatures Continue on Following Pages]

KEYBANK NATIONAL ASSOCIATION

By: /s/ Dan Stegemoeller
Name: Dan Stegemoeller
Title: Vice President

Address:

KeyBank National Association
1675 Broadway
Suite 400
Denver, Colorado 80202
Attn: Mr. Scott Childs

[Signatures Continue on Following Page]

BANK ONE, NA

By: /s/ Angela L. Kleiman
Name: Angela L. Kleiman
Title: Director

Address:

Bank One, NA
1 Bank One Plaza
Suite 111-0315
Chicago, IL 60670
Attn: Ms. Angela L. Kleiman